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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                      ___________________________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               October 18, 1999

                        LANGUAGEWARE.NET (COMPANY) LTD.
            (Exact name of registrant as specified in its charter)

                                    Israel
        (State or other jurisdiction of incorporation or organization)

                                    0-26349
                           (Commission File Number)

                                      N/A
                       (IRS Employer Identification No.)

                             C/O Yigal Arnon & Co.
                               22 Rivlin Street
                            Jerusalem 91000 Israel
                   (Address of principal executive offices)

                              011-972-2-623-9200
             (Registrant's telephone number, including area code)

                      ACCENT SOFTWARE INTERNATIONAL LTD.
                  (Former name, if changed since last report)
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ITEM 5.   OTHER EVENTS.

     Change of Corporate Name. On October 6, 1999, Accent Software International Ltd., the registrant (the "Registrant"), the Israeli Registrar of Companies accepted the Certificate of Name Change filed by Registrant, changing the name of the company from "Accent Software International Ltd." to
"LanguageWare.net (Company) Ltd."   The corporate name change was approved by
the Registrant's stockholders on June 25, 1999 at the Registrant's General and Extraordinary Meeting of Stockholders in Colorado Springs, Colorado.

     The Registrant has also changed its trading symbols to "LWNTF" from "ACNTF" for its Ordinary Shares and to "LWNUF" from "ACNUF" for its Units.

     Copies of the Registrant's Certificate of Name Change is filed  as Exhibit
99.1 to this Current Report on Form 8-K. A copy of the press release announcing the name change is filed as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     The following exhibits are filed herewith:

EXHIBIT NO.         DESCRIPTION OF EXHIBIT

99.1                Certificate of Name Change effective dated October 6, 1999

99.2 Press Release dated October 6, 1999 with respect to Registrant's corporate name change.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               LANGUAGEWARE.NET (COMPANY) LTD.

               By:  /s/ Todd Oseth
               Todd Oseth
               CEO/President


Dated:    October 18, 1999

                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION OF EXHIBIT

99.1           Certificate of Name Change effective dated October 6, 1999.

99.2 Press Release dated October 6, 1999 with respect to Registrant's corporate name change.